                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) April 11, 2002
                                                          --------------



                 Registrant, State of Incorporation,
Commission File  Address of Principal Executive Offices    I.R.S. employer
Number           and Telephone Number                      Identification Number

1-8788           SIERRA PACIFIC RESOURCES                  88-0198358
                 P.O. Box 10100 (6100 Neil Road)
                 Reno, Nevada 89520-0400 (89511)
                 (775) 834-4011

1-4698           NEVADA POWER COMPANY                      88-0045330
                 6226 West Sahara Avenue
                 Las Vegas, Nevada 89146
                 (702) 367-5000


                                      None

--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events - Material Litigation
-------------------------------------------

     On April 11, 2002, Nevada Power Company (the "Company") filed a lawsuit in Federal District Court in Nevada seeking to reverse portions of the recent decision of the Public Utilities Commission of Nevada ("PUCN") denying the recovery of $437 million of deferred energy costs incurred by the Company on behalf of its customers in 2001. The Company asserts that, as a result of the PUCN's decision, the Company's credit rating was reduced to junk status, the Company's parent, Sierra Pacific Resources, suffered a reduction in its equity market capitalization by approximately 41% and the disallowed costs are effectively imposed upon Sierra Pacific Resources' shareholders.

     In its lawsuit, the Company alleges that the order of the PUCN is: in violation of constitutional and statutory provisions; made upon unlawful procedure; affected by other error of law; clearly erroneous in view of the reliable, probative and substantial evidence on the whole record; arbitrary and capricious and characterized by abuse of discretion. The Company's lawsuit requests that the Federal District Court reverse the order of the PUCN and remand the matter to the PUCN with direction that the PUCN authorize the Company to immediately establish rates that would allow the Company to recover its entire deferred energy balance of $922 million, with a carrying charge, over three years.

     At this time, the Company cannot predict how long it will take for the lawsuit to be resolved or the outcome of the lawsuit. A copy of the Company's April 11, 2002 filing is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a) Financial Statements of Businesses Acquired
         -------------------------------------------

         Not required

     (b) Pro forma financial information
         -------------------------------

         Not required

     (c) Exhibits
         --------

         Nevada Power Company
         99.1 - Petition for Judicial Review of an Order of the Public Utilities Commission of Nevada; Request for Expedited Hearing; and Request for Evidentiary Hearing to Adduce Non-Record Evidence of Irregularity in Proceedings, Case No. 02-00612A, filed on April 11, 2002 in the case of Nevada Power Company, Petitioner v. Public Utilities Commission of Nevada, Defendant, in the First Judicial District Court of the State of Nevada in and for Carson City.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                           Sierra Pacific Resources
                                           ------------------------
                                           (Registrant)



Date:  April 12, 2002                      By: /s/ John E. Brown
                                               -----------------------
                                               John E. Brown
                                               Controller

                                           Nevada Power Company
                                           --------------------
                                           (Registrant)




Date:  April 12, 2002                      By: /s/ John E. Brown
                                               -----------------------
                                               John E. Brown
                                               Controller

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                                  Exhibit Index
                                  -------------

Nevada Power Company

Exhibit 99.1 - Petition for Judicial Review of an Order of the Public Utilities Commission of Nevada; Request for Expedited Hearing; and Request for Evidentiary Hearing to Adduce Non-Record Evidence of Irregularity in Proceedings, Case No. 02-00612A, filed on April 11, 2002 in the case of Nevada Power Company, Petitioner v. Public Utilities Commission of Nevada, Defendant, in the First Judicial District Court of the State of Nevada in and for Carson City.